Exhibit 2.1

(Official Form 1) (9/97) West Group, Rochester, NY
FORM B1


                         United States Bankruptcy Court
                         Central District of California

-------------------------------------------------------------------------------

Name of Debtor (if individual, enter Last, First, Middle):
CONSOLIDATED GROWERS AND PROCESSORS, INC.

-------------------------------------------------------------------------------
All other names used by the debtor in the last 6 years
(include married, maiden, and trade names):
dba CONSOLIDATED GROWERS & PROCESSORS (CGP) CANADA LIMITED
dba CGP EUROPE AG
dba NAWARO GmbH
dba (ticker symbol) CGPR

-------------------------------------------------------------------------------
Soc. Sec./Tax I.D. No. (if more than one, state all):
77-0462311

-------------------------------------------------------------------------------
Street address of Debtor:
6350 LAUREL CANYON BOULEVARD
SUITE 406
NORTH HOLLYWOOD, CALIFORNIA  91606

-------------------------------------------------------------------------------
County of residence or of the principal place of business:
LOS ANGELES

-------------------------------------------------------------------------------
Mailing Address of Debtor (if different from street address):
1015 GAYLEY AVENUE
SUITE 387
LOS ANGELES, CALIFORNIA  90024

-------------------------------------------------------------------------------
Location of principal assets of business debtor
(if different from street address above): SAME

-------------------------------------------------------------------------------
Name of Joint Debtor (Spouse) (Last, First, Middle):

-------------------------------------------------------------------------------
All Other Names used by the Joint Debtor in the last 6 years
(include married, maiden, and trade names):

-------------------------------------------------------------------------------
Soc. Sec./Tax I.D. No. (if more than one, state all):

-------------------------------------------------------------------------------
Street Address of Joint Debtor (No. & Street, City, State & Zip Code):

-------------------------------------------------------------------------------
County of Residence or of the Principal Place of Business:

-------------------------------------------------------------------------------
Mailing Address of Joint Debtor (if different from street address):


===============================================================================
INFORMATION REGARDING THE DEBTOR (CHECK THE APPLICABLE BOXES)

VENUE (Check any applicable box)

[X] Debtor has been domiciled or has had a residence, principal place of business, or principal assets in this District for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.
[ ] There is a bankruptcy case concerning debtor's affiliate, general partner, or partnership pending in this District.
-------------------------------------------------------------------------------
TYPE OF DEBTOR (Check all boxes that apply)

[ ] Individual(s)       [ ] Railroad
[X] Corporation         [ ] Stockbroker
[ ] Partnership         [ ] Commodity Broker
[ ] Other___________________________________

-------------------------------------------------------------------------------
NATURE OF DEBTS (Check one box)
[ ] Consumer/Non-Business     [X] Business

-------------------------------------------------------------------------------
Chapter 11 Small Business (Check all boxes that apply)
[ ] Debtor is a small business as defined in 11 U.S.C. ss 101
[ ] Debtor is and elects to be considered a small business under
11 U.S.C. ss 1121(e) (Optional)

===============================================================================
STATISTICAL/ADMINISTRATIVE INFORMATION (Estimates only)

[X] Debtor estimates that funds will be available for distribution to unsecured creditors.

[ ] Debtor estimates that, after any exempt property is excluded and administrative expenses paid, there will be no funds available for distribution to unsecured creditors.

-------------------------------------------------------------------------------
Estimated Number of Creditors

[ ] 1-15   [ [ 16-49   [ ] 50-99   [ ] 100-199   [X] 200-999   [ ] 1000-over

-------------------------------------------------------------------------------
Estimated Assets

$0 to     $50,001 to     $100,001 to     $500,001 to     $1,000,001 to     $10,000,001 to     $50,000,001 to     More than
$50,000   $100,000       $500,000        $1 million      $10 million       $50 million        $100 million       $100 million
[ ]       [ ]            [ ]             [ ]             [X]               [ ]                [ ]                [ ]

-------------------------------------------------------------------------------
Estimated Debts

$0 to     $50,001 to     $100,001 to     $500,001 to     $1,000,001 to     $10,000,001 to     $50,000,001 to     More than
$50,000   $100,000       $500,000        $1 million      $10 million       $50 million        $100 million       $100 million
[ ]       [ ]            [ ]             [ ]             [X]               [ ]                [ ]                [ ]

-------------------------------------------------------------------------------
CHAPTER OR SECTION OF BANKRUPTCY CODE UNDER WHICH THE PETITION IS FILED
(Check one box)

[X] Chapter 7     [ ] Chapter 11     [ ] Chapter 13
[ ] Chapter 9     [ ] Chapter 12
[ ] Sec. 304 - Case ancillary to foreign proceeding

-------------------------------------------------------------------------------
FILING FEE (Check one box)

[X] Full Filing Fee attached
[ ] Filing Fee to be paid in installments (Applicable to individuals only).
Must attach signed application for the court's consideration certifying that the debtor is unable to pay fee except in installments.  Rule 1006(b).  See
Official Form No. 3.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


VOLUNTARY PETITION                                           FORM B1 PAGE 2
(THIS PAGE MUST BE COMPLETED AND FILED IN EVERY CASE)


Name of Debtor(s):
Consolidated Growers and Processors, Inc., a publicly traded Delaware
Corporation

-------------------------------------------------------------------------------
PRIOR BANKRUPTCY CASE FILED WITHIN LAST 6 YEARS (IF MORE THAN ONE, ATTACH
ADDITIONAL SHEET)

Location Where Filed:           Case Number:           Date Filed:

NONE

-------------------------------------------------------------------------------
PENDING BANKRUPTCY CASE FILED BY ANY SPOUSE, PARTNER OR AFFILIATE OF THIS
DEBTOR (IF MORE THAN ONE, ATTACH ADDITIONAL SHEET)

Name of Debtor:                 Case Number:           Date Filed:
NONE

District:                       Relationship:          Judge:

-------------------------------------------------------------------------------


                                  SIGNATURES

SIGNATURE(S) OF DEBTOR(S) (INDIVIDUAL/JOINT)

I declare under penalty of perjury that the information provided in this petition is true and correct.
[If petitioner is an individual whose debts are primarily consumer debts and has chosen to file under Chapter 7] I am aware that I may proceed under chapter 7,11,12, or 13 of title 11, United States Code, understand the relief available under each such chapter, and choose to proceed under chapter 7.
I request relief in accordance with the chapter of title 11, United
States Code, specified in this petition.

X_______________________________________________
 Signature of Debtor

X_______________________________________________
 Signature of Joint Debtor

________________________________________________
Telephone Number (if not represented by attorney)

________________________________________________
Date

-------------------------------------------------------------------------------
SIGNATURE OF DEBTOR (CORPORATION/PARTNERSHIP)

I declare under penalty of perjury that the information provided in this petition is true and correct, and that I have been authorized to file this petition on behalf of the debtor.

The debtor requests relief in accordance with the chapter of title 11, United States Code, specified in this petition.

X /s/ MARK KAELLER
________________________________________________
Signature of Authorized Individual

MARK KAELLER
________________________________________________
Printed Name of Authorized Individual

AUTHORIZED AGENT
________________________________________________
Title of authorized individual

3/3/00
________________________________________________
Date

-------------------------------------------------------------------------------
SIGNATURE OF ATTORNEY

X /s/ Charles Shamash
________________________________________________
Signature of Attorney for Debtor(s)

CHARLES SHAMASH     SB# 178110
________________________________________________
Printed Name of Attorney for Debtor(s)

LAW OFFICES OF CHARLES SHAMASH, APLC
________________________________________________
Firm Name

9300 WILSHIRE BOULEVARD
________________________________________________
Address

Suite 300
________________________________________________

Beverly Hills, CA.  90212-3209
________________________________________________

310-205-3400              3/3/00
____________________      __________________
Telephone Number          Date

-------------------------------------------------------------------------------
EXHIBIT A

(To be completed if debtor is required to file periodic reports (e.g., forms 10K and 10Q) with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and is requesting relief under chapter 11)
[X] Exhibit A is attached and made a part of this petition.

-------------------------------------------------------------------------------
EXHIBIT B

(To be completed if debtor is an individual whose debts are primarily consumer debts)
I, the attorney for the petitioner named in the foregoing petition, declare that I have informed the petitioner that [he or she] may proceed under chapter 7,11,12, or 13 of title 11, United States Code, and have explained the relief available under such chapter.

X_______________________________________________
 Signature of Attorney for Debtor(s)

________________________________________________
Date

-------------------------------------------------------------------------------
SIGNATURE OF NON-ATTORNEY PETITIONER PREPARER

I certify that I am a bankruptcy petition preparer as defined in 11 U.S.C. ss. 110, that I prepared this document for compensation, and that I have provided the debtor with a copy of this document.

________________________________________________
Printed Name of Bankruptcy Petition Preparer

________________________________________________
Social Security Number

________________________________________________
Address

________________________________________________


________________________________________________


Names and Social Security numbers of all other individuals who prepared or assisted in preparing this document:


If more than one person prepared this document, attach additional sheets conforming to the appropriate official form for each person:


X_______________________________________________
Signature of Bankruptcy Petition Preparer

________________________________________________
Date

A bankruptcy petition preparer's failure to comply with the provisions of title 11 and the Federal Rules of Bankruptcy Procedure may result in fines or imprisonment or both 11 U.S.C. ss. 110; 18 U.S.C. ss. 156.

-------------------------------------------------------------------------------

FORM B1, EXH.A (9/97) WEST GROUP, ROCHESTER, NY.



                       UNITED STATES BANKRUPTCY COURT
                       CENTRAL DISTRICT OF CALIFORNIA
                        SAN FERNANDO VALLEY DIVISION



In re CONSOLIDATED GROWERS AND PROCESSORS, INC.,         CASE NO. SV00-12280 GM
      A PUBLICLY TRADED DELAWARE CORPORATION             CHAPTER 7
      dba CONSOLIDATED GROWERS AND PROCESSORS (CGP) CANADA LTD.
      dba CGP EUROPE AG
      dba NAWARO GmbH
      dba (ticker symbol) CGPR
      __________________________________________________/Debtor


                 EXHIBIT "A" TO VOLUNTARY PETITION



(If debtor is required to file periodic reports (e.g., forms 10K and 10Q) with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and is requesting relief under chapter 11 of the Bankruptcy Code, this Exhibit "A" shall be completed and attached to the petition.)

1.     If any of debtor's securities are registered under Section 12 of the Securities and Exchange Act of 1934, the SEC file number is
0001043839.
----------

2.     The following financial data is the latest available information and refers to the debtor's condition on EXEMPT FROM REPORTING
                                        ---------------------



     a.     Total assets                           $ 5,818,786.70

     b.     Total debts (including debts listed
            in 2.c below)                          $10,738,297.01

     c.     Debt securities held by more than 500 holders.

            Debt issue                   Type    Total $Amount   Approximate Number
                                                 Outstanding     of Holders
                                                 $
                                                 $
                                                 $
                                                 $
                                                 $

     d.     Number of shares of preferred stock  NONE            NONE

     e.     Number of shares of common stock     11              250


       Comments, if any: PAR VALUE $0.0001 * SHARES APPROXIMATELY 11 MILLION.

3. Brief description of debtor's business: AGRICULTURE, CULTIVATION, PRODUCTION AND MARKETING OF INDUSTRIAL HEMP.

4. List the name of any person who directly or indirectly owns, controls, or holds, with power to vote, 5% or more of the voting securities of the debtor.

       SUSAN BRANA, GAIN INTEGRATED SYSTEMS, INC.  (32%)
       MARK KAELLER  (6%)
       AVORIAZ HOLDINGS  (8%)
       MEEKIN HOLDINGS  (18%)


                     CERTIFICATE OF CORPORATE RESOLUTION OF
                    CONSOLIDATED GROWERS AND PROCESSORS, INC.

             The undersigned, Susan Brana, is President of CONSOLIDATED GROWERS
AND PROCESSORS. On 2/28/00 the following resolution was duly adopted by the President and the board of this corporation.

	            "WHEREAS, it is in the best interests of this corporation to file a voluntary petition in the United States Bankruptcy Court pursuant to Chapter
7 of Title 11 of the United States Code:

	            "NOW, THEREFORE, BE IT RESOLVED, that Mark Kaeller, be and hereby is, authorized and directed to execute and deliver all documents necessary to perfect the filing of a Chapter 7 voluntary bankruptcy case in the United
States Bankruptcy Court on behalf of the corporation; and

	            "BE IT FURTHER RESOLVED, that Mark Kaeller, be and hereby is, authorized and directed to appear in all such bankruptcy proceedings on behalf of the corporation, and to otherwise do and perform any and all acts and deeds and to execute and deliver all necessary documents on behalf of the corporation in connection with said bankruptcy proceedings; and

	            "BE IT FURTHER RESOLVED, that Mark Kaeller, be and hereby is, authorized and directed to employ Charles Shamash, Attorney and the law firm of Law Offices of Charles Shamash, A Professional Law Corporation, to represent the corporation in said bankruptcy proceedings."


DECLARATION UNDER PENALTY OF PERJURY ON BEHALF OF A CORPORATION

	            I, Susan Brana, President of the corporation named as debtor in this case, declare under penalty of perjury that I have read the foregoing resolution and it is true and correct to the best of my knowledge, information, and belief.


28 February, 2000                                /S/ SUSAN M. BRANA
                                                 Susan M. Brana
                                                 President

                      DECLARATION UNDER PENALTY OF PERJURY
                   ON BEHALF OF A CORPORATION OR PARTNERSHIP

I, Mark Kaeller, Executive Vice President, Investor Relations (formerly), named as the debtor in this case, declare under penalty of perjury that I have read the foregoing schedule and that it is true and correct to the best of my information and belief.

                          Date: March 20, 2000

                          /s/ MARK KAELLER
                          Mark Kaeller
                          Debtor

